$150,000,000

                         ARIZONA PUBLIC SERVICE COMPANY

                                Medium-Term Notes
                                -----------------



                             DISTRIBUTION AGREEMENT
                             ----------------------
                               (For Senior Notes)


                                                                 ---------------








Ladies and Gentlemen:

                  1.  Introduction.  Arizona Public Service Company,  an Arizona
corporation   (the   "Company"),   confirms  its  agreement  with  each  of  you
(individually, a "Distributor" and collectively, the "Distributors") with respect to the issue and sale from time to time by the Company of its medium-term notes registered under the registration statements referred to in
Section 2(a) and described in the combined prospectus relating to such registration statements as "Senior Notes" (any such medium-term notes being hereinafter referred to as the "Securities," which expression shall, if the context so admits, include any permanent global Security). Securities may be offered and sold pursuant to Section 3 of this Agreement in an aggregate amount not to exceed the amount of Registered Securities (as defined in Section 2(a) hereof) registered pursuant to such registration statements reduced by the aggregate amount of any other Registered Securities sold otherwise than pursuant to Section 3 of this Agreement. The Securities will be issued under an Indenture, dated as of November 15, 1996, between the Company and The Bank of New York, as trustee (the "Trustee"), as amended and supplemented by two indentures supplemental thereto (the "Basic Indenture"), and as further amended and supplemented by one or more additional Supplemental Indentures relating thereto (each a "Supplemental Indenture," and collectively, the "Supplemental
Indentures")  (the  Basic  Indenture,   as  amended  and  supplemented  by  such
Supplemental Indentures, is hereinafter referred to as the "Indenture"). Subject to Article 14 of the Basic Indenture, prior to the Release Date (as defined in the Basic Indenture), the Securities will be secured by the Company's first mortgage bonds (the "Senior Note Mortgage Bonds") issued pursuant to the Mortgage and Deed of Trust dated as of July 1, 1946,
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to The Bank of New York, as successor  Trustee,  as amended and  supplemented by fifty-five indentures supplemental thereto (the "Basic Mortgage"), and as further amended and supplemented by one or more additional supplemental indentures relating thereto (each a "Mortgage Supplemental Indenture" and collectively, the "Mortgage Supplemental Indentures") (the Basic Mortgage as
amended  and  supplemented  by  such  Mortgage   Supplemental   Indentures,   is
hereinafter referred to as the "Mortgage").

                  The Securities shall have the terms described in the Prospectus referred to in Section 2(a) as it may be amended or supplemented from time to time, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"). Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Procedures (as defined in Section 3(d) hereof).

                  2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Distributor as follows:

                  (a) A  registration  statement  (No.  333-15379)  relating  to
         $25,000,000 of the Company's first mortgage bonds (the "Bonds"), or unsecured debentures, notes or other evidences of indebtedness (the "Unsecured Securities"), or Securities and a registration statement (No. 333-________) relating to $125,000,000 of Bonds, Unsecured Securities or Securities (together, the "Registered Securities") (including a combined prospectus relating to up to $150,000,000 of Bonds, Unsecured Securities or Securities), were filed with the Securities and Exchange Commission (the "Commission") and have become effective. Such registration statements, as each is amended as of the Closing Date (as defined in Section 3(e) hereof), are hereinafter referred to as the "First Registration Statement" and the "Second Registration Statement," respectively, and, together with any related Rule 462(b) registration statement or amendment thereto, are hereinafter referred to collectively as the "Registration Statements," and such prospectus, as amended or as supplemented as of the Closing Date, including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus." Any reference in this Agreement to amending or supplementing the Prospectus shall be deemed to include the filing of materials incorporated by reference in the Prospectus after the Closing Date and any reference in this Agreement to any amendment or supplement to the Prospectus shall be deemed to include any such materials incorporated by reference in the Prospectus after the Closing Date.

                            (b) Each part of the Registration Statements, when such part became effective, conformed in all material respects to the requirements of the Securities Act of 1933 (the "Act"), the Trust Indenture Act of 1939 (the "Trust Indenture Act"), and the rules and regulations (the "Rules and Regulations") of the Commission and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the Closing Date and at each of the times of acceptance and of delivery referred to in Section 6(a) hereof and at each of the times of amendment or supplementing referred to in Section 6(b) hereof (the Closing Date and each such time being herein sometimes referred to as a "Representation Date"), the
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
         Registration Statements and the Prospectus will conform in all material respects to the requirements of the Act, the Trust Indenture Act, and the Rules and Regulations, and at such date none of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to (a) statements in or omissions from any such documents based upon written information furnished to the Company by any Distributor specifically for use therein or (b) that part of the Second Registration Statement that consists of the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939 of The Bank of New York, as Trustee under the Basic Indenture.

                            (c) An order of the Arizona Corporation Commission shall have been granted authorizing (i) the execution and delivery of the Supplemental Indenture relating to any series of Securities issued and sold by the Company hereunder, (ii) the execution and delivery of the Mortgage Supplemental Indenture, pursuant to which the Senior Note Mortgage Bonds securing such Securities will be issued, and (iii) the issuance and sale of such Securities on the terms and conditions herein and in the Prospectus or in any Terms Agreement (as defined in Section 3(b)) relating to such Securities, and the approval or consent of no other public body or authority is necessary to the execution and delivery of such Supplemental Indenture or Mortgage Supplemental Indenture or the validity of the issuance and sale of such Securities, except as may be required under state securities or blue sky laws.

                            (d) The Company holds such valid franchises, certificates of convenience and necessity, licenses, and permits as are necessary with respect to the maintenance and operation of its property and business as now conducted, except that (A) the Company from time to time makes minor extensions of its system prior to the time a related franchise, certificate, license, or permit is procured, (B) from time to time communities already being served by the Company become incorporated and considerable time may elapse before a franchise is procured, (C) certain franchises may have expired prior to the renegotiation thereof, (D) the Company may not have obtained certain permits or variances relating to the environmental requirements described in any of its Form 10-K Report, its Form 10-Q Reports, and/or its Form 8-K Reports incorporated by reference in the Registration Statements, (E) certain minor defects and exceptions may exist which, individually and in the aggregate, are not deemed material, and (F) the Company does not make any representation regarding the geographical scope of any franchise, certificate, license, or permit that is not specific as to its geographical scope.

                  (e) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Arizona, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (f) Except for property specifically excepted from the lien of the Mortgage or released therefrom in accordance with the terms thereof, the Company has good and marketable title in fee simple, except for items described in (A), (B), and (C) below, to all of the
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
         real property purported in the Mortgage to be so held, good and valid leasehold interests in all properties purported in the Mortgage to be held under lease, and good and valid title to all other properties described in the Mortgage as subject to the lien thereof (which property excludes (i) the combined cycle plant referred to in Note 8 of Notes to Financial Statements in the Company's Form 10-K Report for the fiscal year ended December 31, 1996 (the "1996 Form 10-K Report") incorporated by reference in the Registration Statements but includes the Company's leasehold and related interests in that plant and (ii) certain leased interests in Unit 2 of the Palo Verde Nuclear Generating Station referred to in Note 8 of Notes to Financial Statements in the 1996 Form 10-K Report), except that the transmission and distribution lines of the Company, other than those located on land owned in fee by the Company, and the property described in Section 15 of Article IV of the Forty-first Mortgage Supplemental Indenture, have been installed in public streets or alleys and in highways under ordinances and permits granted by the various governmental bodies having jurisdiction, or have been constructed on leaseholds, easements or rights-of-way granted, with minor exceptions, by the apparent owners of record of the land and such leases, easements, or rights-of-way are subject to any defects in or encumbrances on the title of the respective lessors of such leases or grantors of such easements or rights-of-way; title to the aforesaid properties is subject only to: (A) the lien of the Mortgage, (B) Excepted Encumbrances as defined in the Mortgage, and (C) other liens, encumbrances or defects, none of which, individually or in the aggregate, materially interfere with the business or operations of the Company (with respect to leasehold interests on the Navajo Reservation, this representation is intended and shall be understood to mean only that the Company is the owner of the rights conferred upon it by the leases from the Navajo Tribe relating to the sites on which the Navajo Plant and the Four Corners Plant are located, and that while the Company is not aware of the assertion of any claim contesting the interest of the Navajo Tribe in the lands leased, the Company does not give any representation with respect to the interest of the Navajo Tribe in the lands leased or with respect to the enforceability of such leases against the Navajo Tribe); the Mortgage, subject only as above set forth in this clause, now constitutes, and the Mortgage and the Mortgage Supplemental Indentures theretofore executed, subject only as above set forth in this clause, when the latter shall have been duly recorded and filed, will constitute, together and as a single instrument, a direct and valid first mortgage lien upon said properties, which include all of the properties of the Company (other than the classes or items of property expressly excepted in the Mortgage); and all properties (other than the classes or items of property expressly excepted in the Mortgage or expressly released from the lien thereof) acquired by the Company after the date hereof in each county in the States of Arizona and New Mexico in which the Mortgage and the Mortgage Supplemental Indentures shall have been duly recorded and filed (and, as to which properties, with respect to priority only, any necessary recordation and/or filing has been accomplished, including therein any necessary descriptions of after-acquired real property and real property upon which after-acquired fixtures are affixed) will, upon such acquisition, become subject to the first mortgage lien thereof, subject, however, to Excepted Encumbrances and to liens, if any, existing or placed thereon at the time of the acquisition thereof by the Company and, with respect to priority only, to liens, if any, existing prior to the time of any necessary recordation and/or filing by the Company.
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
                  3. Appointment as Distributors; Agreement of Distributors; Solicitations.

                  (a) Subject to the terms and conditions stated herein, the Company hereby appoints each of the Distributors as an agent of the Company for the purpose of soliciting or receiving offers to purchase the Securities from the Company by others during any Marketing Time. For purposes of this Agreement, "Marketing Time" shall mean any time when no suspension of solicitation of offers to purchase Securities pursuant to Section 3(b) or Section 4(b) shall be in effect and any time when either any Distributor shall own any Securities with the intention of reselling them or the Company has accepted an offer to purchase Securities but the related settlement has not occurred.

                  So long as this Agreement shall remain in effect with respect to any Distributor, the Company shall not, without the consent of any such Distributor, solicit or accept offers to purchase newly-issued Securities from the Company otherwise than through one of the Distributors; provided, however, that, subject to all of the terms and conditions of this Agreement, the foregoing shall not be construed to prevent the Company from selling at any time any Securities in a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of such Securities; and provided, further, that the Company reserves the right from time to time (i) to purchase or sell Securities directly from or to an investor, and (ii) to accept a specific offer to purchase newly-issued Securities from the Company solicited by a dealer other than the Distributors (each an "Other Dealer"), without obtaining the prior consent of any of Distributors, provided that any Other Dealer shall agree to be bound by and subject to the terms and conditions of this Agreement binding on the Distributors (including the commission schedule set forth on Exhibit B). Each Distributor is authorized to engage the services of any other broker or dealer in connection with the offer or sale of Securities purchased by such Distributor as principal for resale to others and may reallow a portion of the commission, but such Distributor is not authorized to appoint sub-agents.

                  (b)  On  the  basis  of  the  representations  and  warranties contained herein, but subject to the terms and conditions herein set forth, each Distributor agrees, as an agent of the Company, to use reasonable best efforts when requested by the Company to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus, as from time to time amended or supplemented. No Distributor shall have any responsibility for maintaining records with respect to the aggregate principal amount of Securities sold, or otherwise monitoring the availability of Securities for sale under the Registration Statements. In connection therewith, each Distributor will use the Prospectus (as amended or supplemented from time to time) in the form most recently furnished to such Distributor by the Company and will solicit offers to purchase the Securities in accordance with the Act, the Rules and Regulations, and the applicable securities laws or regulations of any other applicable jurisdiction in which such Distributor solicits offers to purchase any Securities. In placing any Securities pursuant to an offer accepted by the Company, the Distributor that solicited or received such offer (the "Presenting Distributor") may act as agent or purchase such Securities from the Company as principal for resale. Upon acceptance by the Company of an offer by the Presenting Distributor to purchase Securities as principal,
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
         the Presenting Distributor may complete a Terms Agreement substantially in the form of Exhibit A hereto (a "Terms Agreement") and transmit the completed Terms Agreement to the Company by hand or by facsimile or other similar means of telecommunication. Upon acceptance by the Company of an offer to purchase Securities, unless the Company and the Presenting Distributor otherwise agree in writing, any such Terms Agreement or any other written confirmation or communication transmitted by the Presenting Distributor to the Company or, in the absence of a Terms Agreement or other written confirmation or communication from the Presenting Distributor, the oral agreement with respect to the terms of the Securities and of their offer and sale evidenced by the offer communicated by the Presenting Distributor and accepted by the Company, in each case together with the provisions of this Agreement, shall constitute an agreement between the Presenting Distributor and the Company for the sale and purchase of such Securities (whether or not any Terms Agreement or other written confirmation or communication shall have been executed by the Company or the Presenting Distributor).

                  Upon  receipt of notice  from the Company as  contemplated  by
         Section 4(b) hereof, each Distributor shall suspend its solicitation of offers to purchase Securities until such time as the Company shall have furnished it with an amendment or supplement to the Registration Statements or the Prospectus, as the case may be, contemplated by
         Section 4(b) and shall have advised such Distributor that such solicitation may be resumed.

                  The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Securities commencing at any time for any period of time or permanently. Upon receipt of at least one Business Day's prior notice from the Company, the Distributors will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Distributors that such solicitation may be resumed. For the purpose of the foregoing sentence, "Business Day" shall mean any day that is not a Saturday or Sunday, and that in The City of New York or Phoenix, Arizona is not a day on which banking institutions generally are authorized or obligated by law or executive order to close.

                  The Distributors are authorized to solicit offers to purchase Securities as described in the Prospectus, as amended or supplemented, and only in a minimum aggregate amount of $1,000 (or the equivalent thereof in one or more currencies or currency units other than U.S. dollars). Each Distributor shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by it as agent. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer, in whole or in part. Each Distributor shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

                  In connection with the solicitation of offers to purchase Securities, the Distributors are not authorized to provide to any person any written information relating to the Company other than the Prospectus and the documents incorporated by reference therein. No Security which
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
         the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Security shall have been delivered to the purchaser thereof against payment by such purchaser.

                  (c) At the time of delivery of, and payment for, any Securities sold by the Company as a result of a solicitation made by, or offer to purchase received by, a Distributor, acting on an agency basis, the Company agrees to pay such Distributor a commission in accordance with the schedule set forth in Exhibit B hereto. The Company agrees that each Distributor that purchases Securities as principal for resale shall receive such compensation, in the form of a discount or otherwise, as shall be agreed to between such Distributor and the Company at the time the Company accepts an offer to purchase such Securities, or, if no such compensation is agreed to, a commission in accordance with Exhibit B hereto. Unless otherwise specified in a Terms Agreement, a Distributor purchasing Securities may resell such Securities to other dealers on the terms set forth in, or determined as described in, the Prospectus (including, if applicable, the Pricing Supplement).

                  (d) Administrative procedures respecting the sale of Securities (the "Procedures") shall be agreed upon from time to time by the Distributors and the Company. The initial Procedures, which are set forth in Exhibit C hereto, shall remain in effect until changed by agreement among the Company and the Distributors. Each Distributor and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures. The Company will furnish to the Trustee a copy of the Procedures as from time to time in effect.

                  (e) The documents required to be delivered by Section 5 hereof shall be delivered at the office of the Company, 400 North Fifth Street, Phoenix, Arizona 85004, not later than 10:00 A.M., Arizona time, on the date of this Agreement or at such later time as may be mutually agreed by the Company and the Distributors, which in no event shall be later than the time at which the Distributors commence solicitation of purchases of Securities hereunder, such time and date being herein called the "Closing Date".

                  4. Covenants of the Company. In connection with each offering of Securities, the Company covenants and agrees with the Distributors that:

                  (a) The Company will advise the Distributors promptly of any proposed amendment or supplementation of the First Registration Statement, the Second Registration Statement, or the Prospectus and will afford the Distributors a reasonable opportunity to comment on any such proposed amendment or supplement (other than any Pricing Supplement that relates to Securities not purchased through or by such Distributors). The Company will also advise the Distributors of the institution by the Commission of any stop order proceedings in respect of the First Registration Statement, the Second Registration Statement, or of any part thereof, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the First Registration Statement, the Second Registration Statement or the Prospectus to comply with the Act, the Company promptly will notify each Distributor to suspend solicitation of offers to purchase the Securities and, if the Company shall decide to amend or supplement the Registration Statements or Prospectus, the Company will promptly advise each Distributor by telephone (with confirmation in writing) and promptly will prepare and file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance; provided, however, that if during the period referred to above any Distributor shall own any Securities that it has purchased from the Company as principal with the intention of reselling them and the Distributor has held such Securities for fewer than 90 days or the Company has accepted an offer to purchase Securities but the related settlement has not occurred, the Company promptly will prepare and file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance.

                  (c) As soon as practicable, but not later than 18 months, after the date of each acceptance by the Company of an offer to purchase Securities hereunder, the Company will make generally available to its security holders an earning statement or statements (which need not be audited) covering a period of at least 12 months beginning after the effective date of the Fourth Registration Statement (as defined in Rule 158(c) under the Act), which will satisfy the provisions of Section 11(a) of the Act and the rules and regulations thereunder.

                  (d) The Company will furnish to the Distributors such copies of the Registration Statements (including one copy of the Second Registration Statement for the Distributors, and for the counsel for the Distributors, which is signed and includes all exhibits), any related preliminary prospectus supplements and the Prospectus, including all amendments or supplements to such documents, as may be reasonably requested.

                  (e) The Company will arrange or cooperate in arrangements for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Distributors designate and will continue such qualifications in effect so long as required for the distribution of the Securities, provided that the Company shall not be required to qualify as a foreign corporation in any State, to consent to service of process in any State other than with respect to claims arising out of the offering or sale of the Securities, or to meet other requirements deemed by it to be unduly burdensome.

                  (f) For a period  expiring  on the  earlier  of (i) five years after the applicable Representation Date and (ii) the last date on which any Security sold pursuant to this Agreement is outstanding, the Company will furnish to the Distributors thereunder (i) as soon as practicable after the end of each fiscal year, a balance sheet and statements of income and retained earnings of the Company as at the end of and for such year, all in reasonable detail and certified by independent public accountants, and (ii) (A) as soon as practicable after the end of each quarterly fiscal period (except for the last quarterly fiscal period of each fiscal year), a balance sheet and statement of income of the Company as at the end of and for such period, all in reasonable detail and certified by a principal financial or accounting officer of the Company, (B) as soon as available, a copy of each report of the Company mailed by the Company to stockholders or filed with the Commission, and
         (C) from time to time, such other information concerning the Company as may reasonably be requested. So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated.

                  (g) The Company will pay all expenses incident to the performance of its obligations under this Agreement, and will reimburse the Distributors for any reasonable expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Distributors may designate, and for any fees charged by investment rating agencies for the rating of the Securities.

                  (h) Between the date of a Terms Agreement and the date of delivery of Securities with respect thereto, the Company will not, without the prior written consent of each Distributor which is a party to such Terms Agreement, offer or sell, or enter into any agreement to sell, any of its debt securities which are substantially similar to the Securities other than borrowings under the Company's revolving credit agreements and lines of credit, the private placement of securities, and the issuance of commercial paper.

                  5. Conditions of Obligations. The obligations of each Distributor, as agent of the Company, under this Agreement at any time to solicit offers to purchase the Securities and to purchase Securities from the Company as principal is subject to the accuracy, on the date hereof and on each Representation Date, of the representations and warranties of the Company herein, to the accuracy, on each such date, of the statements of the Company's officers made pursuant to the provisions hereof, to the performance, on or prior to each such date, by the Company of its obligations hereunder, and to each of the following additional conditions precedent:

                  (a) The Prospectus, as amended or supplemented as of any Representation Date, shall have been filed with the Commission in accordance with the Rules and Regulations and no stop order suspending the effectiveness of the Registration Statements or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Distributor, shall be contemplated by the Commission.

                  (b) Neither the Registration Statements nor the Prospectus, as amended or supplemented as of any Representation Date, shall contain any untrue statement of fact which, in the opinion of any Distributor, is material or omits to state a fact which, in the opinion of any Distributor, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) There shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries which, in the judgment of the Distributors materially impairs the investment quality of the Securities, (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities, (iv) a lowering of the rating of any of the Company's debt securities or a public announcement that any such debt securities have been placed on CreditWatch, Watchlist, or under any similar surveillance or review, in each case with negative implications, by any recognized rating agency, and (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Distributors the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

                  (d) With  respect to any  Security  denominated  in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies of composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency;

                  (e) At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributors or the Distributor purchasing such Securities (the "Purchasing Distributor"), as the case may be, shall have received an opinion, dated the Closing Date, or such date of delivery, as the case may be, of Snell & Wilmer L.L.P., counsel for the Company, to the effect that:

                           (i) The  Company  is a  corporation  duly  organized,
                  validly existing, and in good standing under the laws of the State of Arizona and has full corporate power and authority to carry on its business as presently conducted; and the Company is duly qualified as a foreign corporation to do business and is in good standing in the State of New Mexico and the State of California, the only other jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification;

                           (ii) The Indenture has been duly authorized, executed, and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a valid and binding instrument enforceable in accordance with its terms except as the same may be limited by (a) general principles of equity or by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally or the enforcement of the security provided by the Indenture, (b) the necessity for compliance with the statutory procedural rights governing the exercise of remedies by a secured creditor, and (c) the qualification that certain waivers, procedures, remedies, and other provisions of the Securities and the Indenture may be unenforceable under or limited by the law of the State of Arizona; however, such law does not in such counsel's opinion substantially prevent the practical realization of the benefits intended by such documents;

                           (iii) Any  series  of  Securities  established  on or
                  prior to the date of such opinion in conformity with the Indenture, and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly completed, authenticated, and issued in accordance with the Indenture and delivered against payment as contemplated by this Agreement, such Security will constitute a valid and binding obligation of the Company entitled to the benefits provided by the Indenture (except as the same may be limited by (a) general principles of equity or by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally or the enforcement of the security provided by the Indenture, (b) the necessity for compliance with the statutory procedural rights governing the exercise of remedies by a secured creditor, and (c) the qualification that certain waivers, procedures, remedies, and other provisions of such Security and the Indenture may be unenforceable under or limited by the law of the State of Arizona; however, such law does not in such counsel's opinion substantially prevent the practical realization of the benefits intended by such documents), it being understood that such counsel may (A) assume that at the time of the issuance, sale and delivery of each Security the authorization of such series will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security,
                  (B) assume that neither the issuance, sale and delivery of any Security, nor any of the terms of such Security, nor compliance by the Company with such terms will violate any applicable law, any agreement or instrument then binding upon the Company or any restriction imposed by any court or governmental body having jurisdiction over the Company and (C) state that as of the date of such opinion a judgement for money in an action based on Securities denominated in foreign currencies or currency units in a Federal or State court in the United States ordinarily would be enforced in the United States only in United States dollars, and that the date used to determine the rate of conversion of the foreign currency unit in which a particular

                  Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment;

                           (iv) The Mortgage has been duly authorized, executed,
                  and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a valid and binding instrument enforceable in accordance with its terms, except as the same may be limited by (a) general principles of equity or by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally or the enforcement of the security provided by the Mortgage, (b) the necessity for compliance with the statutory procedural rights governing the exercise of remedies by a secured creditor, and (c) the qualification that certain waivers, procedures, remedies, and other provisions of the Senior Note Mortgage Bonds and the Mortgage may be unenforceable under or limited by the law of the State of Arizona; however, such law does not in such counsel's opinion substantially prevent the practical realization of the benefits intended by such document;

                           (v) Any series of Senior Note Mortgage Bonds established on or prior to the date of such opinion in conformity with the Indenture and the Mortgage, and, when the terms of a particular Senior Note Mortgage Bond and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture and the Mortgage, and such Senior Note Mortgage Bond has been duly completed, authenticated, and issued in accordance with the Mortgage and delivered to the Trustee as security for Securities, such Senior Note Mortgage Bond will constitute a valid and binding obligation of the Company entitled to the benefits provided by the Mortgage (except as the same may be limited by (a) general principles of equity or by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally or the enforcement of the security provided by the Mortgage, (b) the necessity for compliance with the statutory procedural rights governing the exercise of remedies by a secured creditor, and (c) the qualification that certain waivers, procedures, remedies, and other provisions of such Senior Note Mortgage Bond and the Mortgage may be unenforceable under or limited by the law of the State of Arizona; however, such law does not in such counsel's opinion substantially prevent the practical realization of the benefits intended by such documents), it being understood that such counsel may (A) assume that at the time of the issuance, sale and delivery of each Senior Note Mortgage Bond the authorization of such series will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Senior Note Mortgage Bond, (B) assume that neither the issuance, sale and delivery of any Senior Note Mortgage Bond, nor any of the terms of such Senior Note Mortgage Bond, nor compliance by the Company with such terms will violate any applicable law, any agreement or instrument then binding upon the Company or any restriction imposed by any court or governmental body having jurisdiction over the Company and (C) state that as of the date of such opinion a judgement for money in an action based on Senior Note Mortgage Bonds denominated in foreign currencies or currency units in a Federal or State court in the United States ordinarily would be enforced in the United States only in United States dollars, and that the date used to determine the rate of conversion of the foreign currency unit in which a particular Senior Note Mortgage Bond is denominated into United States dollars will depend upon various factors, including which court renders the judgment;

                           (vi) Except for property  specifically  excepted from
                  the lien of the Mortgage or released therefrom in accordance with the terms thereof, the Company has good and marketable title in fee simple, except for items described in (A), (B), and (C) below, to all of the real property and fixtures thereon purported in the Mortgage to be so held and that are both located in the State of Arizona and described in those title reports covering at least the Saguaro, Yucca, Cholla, Ocotillo, West Phoenix, and Palo Verde plant sites that are listed on an exhibit to such opinion (the "Title Documents") (in giving such opinion, such counsel may rely solely upon the Title Documents and may assume the accuracy thereof and of the real property descriptions contained therein and may state that no other investigation or inquiry has been made with respect thereto), and in giving the opinions described below with respect to any liens, defects, and encumbrances on such title to such personal property, such counsel may assume that the Company has good and valid title to all of the personal property located in the State of Arizona and described in the Mortgage as subject to the lien thereof (which property shall not include fixtures), and such counsel may rely solely upon, and assume the accuracy of, a search of the Uniform Commercial Code Financing Statements filed in the records of the Arizona Secretary of State and may assume that there are no liens or other encumbrances on personal property (as used in the Arizona Uniform Commercial Code) of the Company located in the State of Arizona other than liens or other encumbrances that have been perfected by filing with the Arizona Secretary of State under Arizona Revised Statutes ("A.R.S.") Section 47-9401.A; such title is subject only to: (A) the lien of the Mortgage, (B) Excepted Encumbrances as defined in the Mortgage, and (C) other liens, encumbrances, or defects, none of which, individually or in the aggregate, in the opinion of such counsel, materially interfere with the business or operations of the Company (in determining whether any such other liens, encumbrances, or defects materially interfere with the business or operations of the Company, such counsel may rely solely upon a certificate of an officer or engineer of the Company which shall be attached to such opinion and such opinion may state that no other investigation or inquiry with respect thereto has been made); the Mortgage, subject only as above set forth in this clause, now constitutes, and the Mortgage and the Mortgage Supplemental Indentures theretofore executed, subject only as above set forth in this clause, when the latter shall have been duly recorded and filed, will constitute, together and as a single instrument, a direct and valid first mortgage lien upon said property; and all properties (other than the classes or items of property expressly excepted in the Mortgage or expressly released from the lien thereof) acquired by the Company after the date of such opinion in each county in the State of Arizona in which the Mortgage and the Mortgage Supplemental Indentures shall have been duly recorded and filed and, with respect to priority only, any necessary recordation and/or filing has been accomplished (including therein any necessary descriptions of after-acquired real property and real property upon which after-acquired fixtures are affixed) will, upon such acquisition, become subject to the first mortgage lien thereof, subject, however, to Excepted Encumbrances and to liens, if any, existing or placed thereon at the time of the acquisition thereof by the Company and, with respect to priority only, to liens, if any, existing prior to the time of any necessary recordation and/or filing by the Company;

                           (vii) The Company is the owner of the rights conferred upon it by the leases from the Navajo Tribe relating to the site on which the Navajo Plant is located and while such counsel is not aware of the assertion of any claim contesting the title of the Navajo Tribe to the lands leased, such counsel shall not be required to express any opinion with respect to the interest of the Navajo Tribe in the lands leased or with respect to the enforceability of such leases against the Navajo Tribe;

                           (viii) With certain exceptions, a public service corporation is required to obtain certificates of convenience and necessity from the Arizona Corporation Commission under A.R.S. Section 40-281.A for construction of its lines, plant, services, or systems, or any extensions thereof, within the State of Arizona, and to obtain franchises or similar consents or permits from counties and incorporated municipalities under A.R.S. Section 40-283.A for the construction, operation, and maintenance of transmission lines within the State of Arizona; to the best of such counsel's knowledge after due inquiry, the Company holds such valid franchises, certificates of convenience and necessity, consents, and permits pursuant to such statutory provisions as are necessary with respect to the maintenance and operation of its property and business as now conducted, except that (A) the Company from time to time makes minor extensions of its system prior to the time a related franchise, certificate, license, or permit is procured, (B) from time to time communities already being served by the Company become incorporated and considerable time may elapse before a franchise is procured, (C) certain franchises may have expired prior to the renegotiation thereof, (D) certain minor defects and exceptions may exist which, individually and in the aggregate, are not deemed material, and (E) such counsel need not be required to express any opinion regarding the geographical scope of any franchise, certificate, license, or permit that is not specific as to its geographical scope;

                           (ix) No consent, approval,  authorization, or consent
                  of any public board or body is required for the consummation of the transactions contemplated hereby or in any Terms Agreement, including the issuance and sale of Securities and Senior Note Mortgage Bonds and the execution and delivery of a related Supplemental Indenture and Mortgage Supplemental Indenture, except as may be required under state securities or blue sky laws, as to which laws such counsel shall not be required to express an opinion, and such other approvals (specified in such opinion) as have been obtained;

                           (x) The First  Registration  Statement and the Second
                  Registration Statement have become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the First Registration Statement or the Second Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each part of the Registration Statements, when such part became effective, and the Prospectus, as of the Closing Date, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act, and the published Rules and Regulations; such counsel has no reason to believe that any part of the Registration Statements, when such part became effective, or the Prospectus, as of the Closing Date, or any amendment or supplement thereto, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts, and other documents are accurate and fairly present the information required to be shown; and to the actual knowledge of those persons in the lawyer group described in such opinion, there are no legal or governmental proceedings required to be described in the Prospectus that are not described as required, nor any contracts or documents of a character required to be described in the Registration Statements or Prospectus or to be filed as exhibits to the Registration Statements that are not described and filed as required (it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus); and

                           (xi)  This   Agreement  has  been  duly   authorized,
                  executed, and delivered by the Company.

                  In giving such opinion, (a) Snell & Wilmer L.L.P. may rely solely upon certificates of the Company as to any factual matters upon which any such opinions are based and may rely upon the opinion of Keleher & McLeod, P.A., referred to below, as to all matters governed by the laws of the State of New Mexico, but the opinion of Snell & Wilmer L.L.P. shall state that, though they are members of the Arizona Bar and do not hold themselves out as experts on the laws of the State of New Mexico, they have made a study of the laws of such State insofar as such laws are involved in the conclusions stated in their opinion, and from such study it is their opinion that such laws support such conclusions and that, in their opinion, the Distributors and they are justified to such extent in relying upon the opinion of Keleher & McLeod, P.A.; (b) Snell & Wilmer L.L.P. may rely on the opinion delivered pursuant to Section 5(g) as to all matters governed by the laws of the State of New York; and (c) the lawyer group referred to in such opinion will mean those lawyers in the offices of Snell & Wilmer L.L.P. who (i) have billed any time on the particular transaction to which such opinion relates or (ii) have billed more than ten hours to any Company matter in the twelve-month period preceding the date on which the list of such lawyers was compiled for purposes of inquiry pursuant to such opinion.

                  (f) At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributors or the Purchasing Distributor, as the case may be, shall have received an opinion, dated the Closing, or such date of delivery, as the case may be, of Keleher & McLeod, P.A., New Mexico counsel for the Company, to the effect that:

                           (i) The Company is duly qualified as a foreign corporation to do business and is in good standing in the State of New Mexico and has full corporate power and authority to engage in the State of New Mexico in the business now conducted by it therein;

                           (ii) The  activities  of the  Company in the State of
                  New Mexico to date do not constitute it a "public utility" as that term is defined in the relevant laws of the State of New Mexico, and accordingly, no public utility franchises or certificates of convenience and necessity are necessary under New Mexico law with respect to the maintenance and operation of the Company's property and business as now conducted in the State of New Mexico and no approval, authorization, or consent of the New Mexico Public Utility Commission or any other public board or body of the State of New Mexico is required for the issuance and sale of the Securities or the Senior Note Mortgage Bonds on the terms and conditions herein and in the Prospectus set forth or contemplated or for the execution of the Supplemental Indenture relating to the Securities or the Mortgage Supplemental Indenture relating to the Senior Note Mortgage Bonds, except as may be required under New Mexico state securities or blue sky laws, as to which laws such counsel shall not be required to express an opinion;

                           (iii) Assuming that the Company has good and valid title to all of the personal property located in the State of New Mexico and described in the Mortgage as subject to the lien thereof (which property shall not include fixtures) ("Personal Property"), in giving the opinions described below with respect to any liens, defects and encumbrances on such title to such Personal

                  Property, such counsel may rely solely upon, and assume the accuracy of, a search of the Uniform Commercial Code Financing Statements filed in the records of the New Mexico Secretary of State and may assume that there are no liens or other encumbrances on personal property (as used in the New Mexico Uniform Commercial Code) of the Company located in the State of New Mexico other than liens or other encumbrances that have been perfected by filing with the New Mexico Secretary of State under Section 55-9-401, New Mexico Statutes Annotated 1978; such title to such Personal Property is subject only to:
                  (A) the lien of the Mortgage, (B) Excepted Encumbrances as defined in the Mortgage, and (C) other liens, encumbrances, or defects, none of which, individually or in the aggregate, in the opinion of such counsel, materially interfere with the business or operations of the Company (in determining whether any such other liens, encumbrances, or defects materially interfere with the business or operations of the Company, such counsel may rely solely upon a certificate of an officer or engineer of the Company which shall be attached to such opinion and such opinion may state that no other investigation or inquiry with respect thereto has been made); the Mortgage, subject only as above set forth in this clause, now constitutes, and the Mortgage and the Mortgage Supplemental Indentures theretofore executed, subject only as above set forth in this clause, when the latter shall have been duly recorded and filed, will constitute, together and as a single instrument, a direct and valid first mortgage lien upon such Personal Property; and all properties (other than the classes or items of property expressly excepted in the Mortgage or expressly released from the lien thereof) acquired by the Company after the date of this opinion in each county in the State of New Mexico in which the Mortgage and the Mortgage Supplemental Indentures shall have been duly recorded and filed and, with respect to priority only, any necessary recordation and/or filing has been accomplished (including therein any necessary descriptions of after-acquired real property and real property upon which after-acquired fixtures are affixed) will, upon such acquisition, become subject to the first mortgage lien thereof, subject, however, to Excepted Encumbrances and to liens, if any, existing or placed thereon at the time of the acquisition thereof by the Company and, with respect to priority only, to liens, if any, existing prior to the time of any necessary recordation and/or filing by the Company; and

                           (iv) The Company is the owner of the rights conferred
                  upon it by the leases from the Navajo Tribe relating to the site on which the Four Corners plant is located and while such counsel is not aware of the assertion of any claim contesting the interest of the Navajo Tribe in the lands leased, such counsel shall not be required to express any opinion with respect to the interest of the Navajo Tribe in the lands leased or with respect to the enforceability of such leases against the Navajo Tribe.

         In giving such opinion, Keleher & McLeod, P.A. may rely solely upon certificates of the Company as to any factual matters upon which any such opinions are based.

                  (g) At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributors or the Purchasing Distributor, as the case may be, shall have received an opinion, dated the Closing Date, or such date of delivery, as the case may be, from counsel for the Distributors or the Purchasing Distributor, as the case may be, dated the Closing Date or such date of delivery, as the case may be, with respect to the incorporation of the Company, the validity of the Securities, the Senior Note Mortgage Bonds, the Registration Statements, the Prospectus, and other related matters as may reasonably be required, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to the incorporation of the Company and all other matters governed by the laws of the States of Arizona and New Mexico upon the opinions of Snell & Wilmer L.L.P. and Keleher & McLeod, P.A., referred to above.

                  (h) At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributors or the Purchasing Distributor, as the case may be, shall have received a certificate of the President or any Vice President and a principal financial or accounting officer of the Company, dated the Closing Date or such date of delivery, as the case may be, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, that no stop order suspending the effectiveness of the First Registration Statement or the Second Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Company and its subsidiaries except as set forth or contemplated in the Prospectus or as described in such certificate.

                  (i)  At  the  Closing  Date  and,  if  specified  in  a  Terms
         Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributors or the Purchasing Distributor, as the case may be, shall have received a letter of Deloitte & Touche LLP, dated the Closing Date or such date of delivery, as the case may be, confirming that they are independent certified public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, and stating in effect that
         (i) in their opinion the financial statements and schedules of the Company audited by them and incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 (the "1934 Act") and the published Rules and Regulations thereunder and (ii) on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company responsible for financial and accounting matters, and other specified procedures, nothing came to their attention that caused them to believe that (A) the unaudited financial statements incorporated by reference, if any, in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the published Rules and Regulations thereunder or are not stated on a basis substantially consistent with that of the audited financial statements incorporated by reference in the Registration Statements, (B) at the date of the most recent available unaudited financial statements and at a specified date not more than five days prior to the date of this Agreement, there was any increase in the amounts of common stock, redeemable preferred stock, or non-redeemable preferred stock of the Company or any increase, exceeding $10,000,000, in long-term debt of the Company or, at the date of the most recent available unaudited financial statements there was any decrease in net assets as compared with amounts shown in the most recent financial statements incorporated by reference in the Registration Statements, or (C) for the twelve-month period ended at the date of the most recent available unaudited financial statements there were any decreases, exceeding 3%, as compared with the twelve-month period ended at the date of the most recent financial statements incorporated by reference in the Registration Statements, in the amounts of total revenues or net income, except in all cases for increases or decreases which result from the declaration or payment of dividends, or which the Registration Statements (including any material incorporated by reference therein) disclose have occurred or may occur, or which are described in such letter.

                  The Company will furnish the Distributors with such conformed copies of such opinions, certificates, letters, and documents as may be reasonably requested.

                  6. Additional Covenants of the Company. The Company agrees that:

                  (a) Each acceptance by the Company of an offer for the purchase of Securities shall be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Securities as though made at and as of each such time, it being understood that such representations and warranties shall relate to the Registration Statements and the Prospectus as amended or supplemented at each such time. Each such acceptance by the Company of an offer to purchase Securities shall be deemed to constitute an additional representation, warranty and agreement by the Company that, as of the date of delivery of such Securities to the purchaser thereof, after giving effect to the issuance of such Securities, of any other Securities to be issued on or prior to such delivery date and of any other Registered Securities to be issued and sold by the Company on or prior to such delivery date, the aggregate amount of Registered Securities (including any Securities) which have been issued and sold by the Company will not exceed the amount of Registered Securities registered pursuant to the Registration Statements.

                  (b) Each time that the Registration Statements or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement, an amendment or supplement which relates exclusively to an offering of securities other than the Securities, or an amendment or supplement that occurs through the filing an incorporated document (other than a Form 10-K or Form 10-Q) with the Commission), the Company shall, (A) concurrently with such amendment or supplement, if such amendment or supplement shall occur at a Marketing Time, or (B) immediately at the next Marketing Time if such amendment or supplement shall not occur at a Marketing Time, furnish the Distributors with a certificate, dated the date of delivery thereof, of the President or any Vice President and a principal financial or accounting officer of the Company, in form satisfactory to the Distributors, to the effect that the statements contained in the certificate covering the matters set forth in Section 5(h) hereof which was last furnished to the Distributors pursuant to this Section 6(b) are true and correct at the time of such amendment or supplement, as though made at and as of such time or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(h).

                  (c) At each Representation Date referred to in Section 6(b), the Company shall, (A) concurrently if such Representation Date shall occur at a Marketing Time, or (B) immediately at the next Marketing Time if such Representation Date shall not occur at a Marketing Time, furnish the Distributors with a written opinion or opinions, dated the date of such Representation Date, of counsel for the Company, in form satisfactory to the Distributors, to the effect set forth in Sections 5(e) and 5(f) hereof; provided, however, that to the extent appropriate such opinion or opinions may reconfirm matters set forth in a prior opinion delivered at the Closing Date or under this Section 6(c); provided further, however, that any opinion or opinions furnished under this Section 6(c) shall relate to the Registration Statements and the Prospectus as amended or supplemented at such Representation Date.

                  (d) At each Representation Date referred to in Section 6(b) on which the Registration Statements or the Prospectus shall be amended or supplemented to include additional financial information, the Company shall cause Deloitte & Touche LLP, (A) concurrently if such Representation Date shall occur at a Marketing Time, or (B) immediately at the next Marketing Time if such Representation Date shall not occur at a Marketing Time, to furnish the Distributors with a letter, addressed jointly to the Company and the Distributors and dated the date of such Representation Date, to the effect set forth in Section 5(i) hereof; provided, however, that to the extent appropriate such letter may reconfirm matters set forth in a prior letter delivered at the Closing Date or pursuant to this Section 6(d); provided further, however, that any letter furnished under this Section 6(d) shall relate to the Registration Statements and the Prospectus as amended or supplemented at such Representation Date, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company.

                  (e) On each date for the delivery of Securities to the purchaser thereof, the Company shall, if requested by the Distributor that solicited or received the offer to purchase any Securities being delivered on such settlement date, furnish such Distributor with a written opinion or opinions, dated the date of delivery thereof, of counsel for the Company, to the effect set forth in Sections 5(e) and 5(f) hereof; provided, however, that in lieu of each opinion, such counsel may furnish the Distributor with a letter to the effect that the Distributor may rely on such prior opinion to the same extent as though it was dated such delivery date (except that statements in such prior opinion shall be deemed to relate to the Registration Statements and Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance).

                  (f) The Company agrees that any obligation of a person who has agreed to purchase Securities, to make payment for, and take delivery of such Securities shall be subject to (i) the accuracy, on the related settlement date fixed pursuant to the Procedures, of the Company's representation and warranty deemed to be made to the Distributors pursuant to the last sentence of subsection (a) of this Section 6, and
         (ii) the satisfaction, on such settlement date, of each of the conditions set forth in Sections 5(a), (b) and (c), it being understood that under no circumstance shall any Distributor have any duty or obligation to exercise the judgment permitted under Section 5(b) or (c) on behalf of any such person.

                  7. Indemnification.

                  (a) The Company will indemnify and hold harmless each Distributor and each person, if any, who controls such Distributor within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statements relating to the Securities, when such part became effective, any preliminary prospectus or preliminary prospectus supplement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Distributor and each such controlling person for any legal or other expenses reasonably incurred by such Distributor or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by any Distributor specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b)  Each  Distributor  will  severally   indemnify  and  hold
         harmless the Company, each of its directors, each of its officers who have signed the Registration Statements, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, or liabilities to which the Company or any such director, officer, or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statements relating to the Securities, when such part became effective, any preliminary prospectus or preliminary prospectus supplement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Distributor specifically for use therein; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action. This indemnity agreement will be in addition to any liability which such Distributor may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, without the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. An indemnifying party shall not be liable for any settlement of a claim or action effected without its written consent, which shall not be unreasonably withheld.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party for any loss, claim, damage, liability, or action described in subsection
         (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or
         (b) above on the following basis: (1) if such loss, claim, damage, liability, or action arises under subsection (a) above, then (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Distributor[s] on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Distributors on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations; and (2) if such loss, claim, damage, liability, or action arises under subsection (b) above, then in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Distributors on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. For the purposes of clause (1) above, the relative benefits received by the Company on the one hand and the Distributors on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Distributors. For the purposes of clauses
         (1) and (2) above, the relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Distributors and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Distributors' obligations in this subsection (d) to contribute are several in proportion to their respective obligations and not joint.

                  8. Status of Each Distributor. In soliciting offers to purchase the Securities from the Company pursuant to this Agreement and in assuming its other obligations hereunder (other than any obligation to purchase Securities pursuant to Section 3 hereof), each Distributor is acting individually and not jointly and is acting solely as agent for the Company and not as principal. In connection with the placement of any Securities by a Distributor, acting as agent, (a) each Distributor will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been solicited by such Distributor and accepted by the Company, but such Distributor shall have no liability to the Company in the event any such purchase is not consummated for any reason; and
(b) if the Company shall default on its obligations to deliver Securities to a purchaser whose offer it has accepted, the Company (i) shall hold the Distributors harmless against any loss, claim or damage arising from or as a result of such default by the Company, and (ii) in particular, shall pay to the Distributors any commission to which they would be entitled in connection with such sale.

                  9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties, and other statements of the Company or its officers and of the Distributors set forth in or made pursuant to this Agreement will remain in full force and effect regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Distributors or the Company or any of its officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 10 or for any other reason or if for any reason the sale of Securities described in a confirmation or Terms Agreement referred to Section 3 by the Company to a Distributor is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4(g) and the obligations of the Company under Sections 4(c) and 4(f) and the respective obligations of the Company and the Distributors pursuant to Section 7 shall remain in effect. In addition, if any such termination of this Agreement shall occur either (i) at a time when any Distributor shall own any Securities that it has purchased from the Company as principal with the intention of reselling them and the Distributor has held such Securities for fewer than 90 days or (ii) after the Company has accepted an offer to purchase Securities but the related settlement has not occurred, the obligations of the Company under the proviso in Section 4(b), under Sections 4(a), 4(d), 4(e) and 4(h) and, in the case of a termination occurring as described in (ii) above, under Sections 3(c), 6(a), 6(e) and 6(f) and under the last sentence of Section 8, shall also remain in effect.

                  10. Termination. This Agreement may be terminated for any reason at any time by the Company as to any Distributor or, in the case of any Distributor, by such Distributor insofar as this Agreement relates to such Distributor, upon the giving of one day's written notice of such termination to the other parties hereto; provided, however, that this Agreement may not be terminated with respect to a Distributor by the giving of such notice following receipt by the Company of a confirmation or Terms Agreement referred to in
Section 3 relating to the purchase of Securities by such Distributor and prior to delivery of the Securities described in such confirmation or Terms Agreement, unless the sale and purchase of Securities contemplated thereby is rejected by the Company in accordance with Section 3. Any settlement with respect to Securities placed by a Distributor on an agency basis occurring after termination of this Agreement shall be made in accordance with the Procedures and each Distributor agrees, if requested by the Company, to take the steps therein provided to be taken by such Distributor in connection with such settlement.

                  11. Sales of Securities Denominated in a Currency other than U.S. Dollars or of Indexed Securities. If at any time the Company and any of the Distributors shall determine to issue and sell Securities denominated in a currency other than U.S. dollars, which other currency may include a currency unit, or with respect to which an index is used to determine the amounts of payments of principal and any premium and interest, the Company and any such Distributor may execute and deliver a supplement to this Agreement for the purpose of making any appropriate additions to and modifications of the terms of this Agreement (and the Procedures) applicable to such Securities and the offer and sale thereof. The Distributors are authorized to solicit offers to purchase Securities with respect to which an index is used to determine the amounts of payments of principal and any premium and interest, and the Company shall agree to any sales of such Securities (whether offered on an agency or principal basis), only in a minimum aggregate amount of $2,500,000. The Company will not issue Securities denominated in Yen otherwise than in compliance with applicable Japanese laws, regulations and policies. In particular, the Company or its designated agent shall submit such reports or information as may be required from time to time by applicable law, regulations and guidelines promulgated by Japanese governmental and regulatory authorities in the case of the issue and purchase of the Securities and the Company shall ensure that each such Security shall have a minimum denomination of (Y)1,000,000 and a minimum maturity of one year or such other minimum denomination and maturity as may be allowed from time to time by Japanese governmental and regulatory authorities.

                  12. Notices. All communications hereunder relating to any offering of Securities will be in writing, and, if sent to the Distributors, may be mailed, delivered, or telecopied and confirmed at their addresses furnished to the Company in writing for the purpose of communications. All communications hereunder to the Company shall be mailed to the Company, Attention: Treasurer, at

P.O. Box 53999, Phoenix, Arizona 85072-3999, or delivered, or telecopied and confirmed to the Company at 400 North Fifth Street, Phoenix, Arizona 85004.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and the Distributors as are named in any Terms Agreement and their respective successors and the officers and directors and controlling persons referred to in Section 7 and, to the extent provided in
Section 6(f), any person who has agreed to purchase Securities from the Company, and no other person will have any right or obligation hereunder.

                  14. Governing Laws; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement and any Terms Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute a single instrument.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company and the Underwriters in accordance with its terms.


                                         Very truly yours,

                                         ARIZONA PUBLIC SERVICE COMPANY




                                         By:__________________________________



Confirmed and Accepted, as of the
date first above written:


[NAME OF DISTRIBUTOR]


By:_________________________________


[NAME OF DISTRIBUTOR]


By:_________________________________

                                                                       Exhibit A

                         Arizona Public Service Company

                                   ("Company")

                         Medium Term Notes, Series _____

                   Due Nine Months or More from Date of Issue

                                 TERMS AGREEMENT
                                 ---------------


                                                              ___________, 199__


Arizona Public Service Company
400 North 5th Street
Phoenix, AZ   85004
Attention:  Treasurer

Ladies and Gentlemen:

                  We offer to purchase, on and subject to the terms and conditions of the Distribution Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 333-_____) ("Distribution Agreement"), the following Securities ("Notes") on the following terms:

                  Title:

                  Currency or Currency Units:

                  Stated Maturity:

                  Principal Amount:

                  Public Offering Price: [___%, subject to change by the undersigned -- The Distributor proposes to reoffer the above Notes from time to time at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.]

                  Original Issue Discount Security:  Yes ____  No _____

                  Denominations:

                  Purchase  Price (to be paid in immediately  available  funds):
                  ___% [, plus accrued interest, if any, from the Trade Date to the Settlement Date]

                  Underwriting Discount or Commission received from the Company (%):

                  Proceeds to Company (If different from Public Offering Price) (%):

                  In the case of Fixed Rate Notes, the interest rate and, if different from the dates set forth in the Prospectus Supplement, the Interest Payment Date or Dates and corresponding Regular Record Date or Dates:

                  In the case of Floating Rate Notes, the interest rate formula, Initial Interest Rate, the Index Maturity, the Spread or Spread Multiplier (if any), the maximum or minimum Interest rate limitations (if any), the Interest Reset Dates, the Interest Determination Dates, the Calculation Agent, the Calculation Dates, the Interest Payment Dates and the Regular Record Dates, in each case to the extent applicable:















                  Optional Redemption (option of the Company):

                           Redemption Date(s):
                           Redemption Prices(s)(%):
                           Notice Period:

                  Optional Redemption (option of the Holder):

                           Redemption Date(s):
                           Redemption Price(s)(%):
                           Notice Period:

                  Sinking Fund:

                  Other Terms:

                  Trade Date:

                  Settlement Date (Issue Date):

                  *       *        *        *        *

Details for Settlement
----------------------

                  (Additional   Purchase  Information  --  to  be  completed  by
Distributor, if desired, to the extent available):

                           Exact name in which the Note or Notes are to be registered ("registered owner"):

                           Exact address of registered owner and, if different, the address for delivery of notices and payment of principal and any premium and interest:

                           Taxpayer identification number of registered owner:

                           Principal   amount   of  each   Note  in   authorized
                           denominations to be delivered to registered owner:

                           Exchange rate applicable to purchase Foreign Currency Notes to be paid for in U.S. dollars:

                  *       *        *        *        *

                  Our agreement to purchase the Notes hereunder is subject to the conditions set forth in the Distribution Agreement, including the conditions set forth in paragraphs (d), (e), (f), (g), (h), and (i) of Section 5 thereof. If for any reason the purchase by the undersigned of the Notes is not consummated other than because of a default by the undersigned or a failure to satisfy a condition set forth in clause (ii), (iii) or (v) of Section 5(c) of the Distribution Agreement, the Company shall reimburse the undersigned for all out-of-pocket expenses reasonably incurred by the undersigned in connection with the offering of the Notes and not otherwise required to be reimbursed pursuant to Section 4 of the Distribution Agreement.

                  Unless the undersigned has received notification from the Company within [one Business Day (as defined in the Distribution Agreement)] that the Company does not agree to the terms set forth herein, this Terms Agreement shall constitute an agreement between the Company and the undersigned for the sale and purchase of the Notes upon the terms set forth herein and in the Distribution Agreement.

                                  Very truly yours,

                                  [NAME OF DISTRIBUTOR]



                                  By ____________________________________


Accepted and agreed to
as of the date set forth above.

ARIZONA PUBLIC SERVICE COMPANY



By _________________________________

                                    EXHIBIT B




                          COMMISSION SCHEDULE TO FOLLOW

                                                                       EXHIBIT C


                            ADMINISTRATIVE PROCEDURES
                            -------------------------


                  The medium-term notes due nine months or more from their issue date (the "Notes"), are to be offered on a continuing basis by Arizona Public Service Company (the "Company"). _______________________ and
_____________________ (individually, a "Distributor" and collectively, the "Distributors"), have each agreed to use reasonable efforts to solicit offers to purchase the Notes. Each Distributor may, but will not be obligated to, purchase Notes as principal for its own account. The Notes are being sold pursuant to a Distribution Agreement, dated ______________, 19__ (the "Distribution Agreement"), between the Company and the Distributors, and will be issued pursuant to an Indenture, dated as of November 15, 1996, as amended from time to time (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). Subject to Article 14 of the Indenture, until the Release Date, the Notes will be secured by one or more series of the Company's first mortgage bonds issued and delivered by the Company to the Trustee for the Notes. On the Release Date, the Notes will cease to be secured by the Company's first mortgage bonds, will become unsecured general obligations of the Company, and will rank on a parity with other unsecured senior indebtedness of the Company. For a description of the terms of the Notes and the offering and sale thereof, see the sections entitled "Description of Senior Notes", "Special Provisions Relating to Foreign Currency Notes", "Plan of Distribution of Senior Notes" and "Glossary" in the Prospectus Supplement relating to the Notes, dated ________, 19__, attached hereto and hereinafter referred to as the "Prospectus Supplement", and the sections entitled "Description of Senior Notes" and "Plan of Distribution" in the Prospectus relating to the Notes, dated _______________, 19__, attached hereto and hereinafter referred to as the "Prospectus." Defined terms used herein but not defined herein shall have the meanings assigned to them in the Distribution Agreement, the Prospectus or the Prospectus Supplement.

                  The Notes will be represented either by Global Notes delivered to The Depository Trust Company ("DTC") or its nominee and recorded in the book-entry system maintained by DTC or such nominee ("Book-Entry Notes") or by certificates issued in definitive form delivered to the Holders thereof or Persons designated by such Holders ("Certificated Notes"). Notes for which interest is calculated on the basis of a fixed interest rate are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated at a rate or rates determined by reference to an interest rate formula are referred to herein as "Floating Rate Notes".

                  Notes may be issued as Indexed Notes, with the principal amount payable at Maturity, the amount of interest payable on an Interest
Payment Date, or both, to be determined by reference to currencies, currency units, commodity prices, financial or non-financial indices or other factors, as indicated in the applicable Pricing Supplement. Holders of Indexed Notes may receive a principal amount at Maturity that is greater than or less than the face amount of such Notes depending upon the fluctuation of the relative value, rate or price of the specified index. Specific information pertaining to the method for determining the principal amount payable at

Maturity, a historical comparison of the relative value, rate or price of the specified index and the face amount of the Indexed Note and any additional tax considerations will be described in the applicable Pricing Supplement.

                  Notes which are issued at a price lower than the principal amount thereof and which provide that upon redemption or acceleration of the Maturity thereof an amount less than the principal thereof shall become due and payable are referred to herein as "Original Issue Discount Notes". For special provisions relating to Original Issue Discount Notes and other Notes issued at a discount for tax purposes, see the section entitled "United States Taxation -- Original Issue Discount" in the Prospectus.

                  Unless otherwise indicated in the applicable Pricing Supplement, the Notes will be denominated in U.S. dollars and payments of principal of and any premium and interest on the Notes will be made in U.S. dollars in the manner indicated in the Prospectus and the Prospectus Supplement. Notes denominated in one or more currencies or currency units other than U.S. dollars are referred to herein as "Foreign Currency Notes". For special provisions relating to Foreign Currency Notes, see the sections entitled
"Special Provisions Relating to Foreign Currency Notes" in the Prospectus Supplement . Specific information concerning the foreign currency or currency unit in which a particular Foreign Currency Note is denominated, including historical exchange rates and a description of the currency and any exchange controls, shall be contained in a Pricing Supplement to the Prospectus Supplement reflecting the terms of such Note.

                  Notes which provide that amounts payable by the Company in respect of principal of or any premium or interest on the Notes shall be determined by reference to the value, rate or price of one or more specified indices, are referred to herein as "Indexed Notes". Specific information pertaining to the method for determining the principal amounts payable, a historical comparison of the value, rate or price of the specified index, indices and the face amount of the Indexed Note and certain additional tax considerations will be described in the applicable Pricing Supplement.

                  Administrative procedures and specific terms of the offering are explained below. Part I indicates procedures applicable to all Notes; Part II indicates specific procedures for Certificated Notes; and Part III indicates specific procedures for Book-Entry Notes. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Distributors in writing of those persons handling administrative responsibilities with whom the Distributors are to communicate regarding offers to purchase Notes and the details of their delivery.

PART I:  PROCEDURES APPLICABLE TO ALL NOTES
-------------------------------------------

Issue Date
----------

                  Each Note will be dated the date of its authentication. Each Note will also bear an original issue date (the "Issue Date") which, with respect to any such Note (or portion thereof), shall mean the date of its original issuance and shall be specified therein. The Issue Date will remain the same for all Notes subsequently issued upon transfer, exchange or substitution of a Note, regardless of their dates of authentication.


Price to Public
---------------

                  Except as otherwise specified in a Pricing Supplement, each Note will be issued at 100% of principal amount.


Maturities; Minimum Purchase;
-----------------------------

                  Each Note will mature on a date, selected by the purchaser and agreed to by the Company, which will be at least nine months from its Issue Date. The minimum aggregate amount of Notes which may be offered to any purchaser will be $100,000.


Interest Payments
-----------------

                  Interest on each interest-bearing Note will be calculated and paid in the manner described in such Note and in the Prospectus Supplement and the applicable Pricing Supplement. Unless otherwise set forth therein, interest on Fixed Rate Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months and will not accrue on the 31st day of any month. Interest on Floating Rate Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Note for which the Base Rate is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

                  On the fifth Market Day immediately preceding each Interest Payment Date, the Trustee will furnish the Company with the total amount of interest payments (whether in U.S. dollars or other currencies or currency units) to be made on such Interest Payment Date. The Trustee will provide monthly, to the Company's Treasury Department, a list of the principal and any premium and interest to be paid on Notes maturing in the next succeeding month. The Trustee will assume responsibility for withholding taxes on interest paid as required by law.

Redemption/Repayment
--------------------

                  If indicated in the applicable Pricing Supplement, the Notes of a particular tenor will be subject to redemption in whole or in part (subject to applicable minimum denominations), at the option of the Company on and after an initial redemption date as set forth in the applicable Pricing Supplement and in the applicable Note. The redemption price will be set forth in the applicable Pricing Supplement and in the applicable Note.

                  If indicated in the applicable Pricing Supplement, the Notes of a particular tenor will be subject to repayment at the option of the Holders thereof in accordance with the terms of the Notes on a repayment date as set forth in the applicable Pricing Supplement and in the applicable Note. The repayment date or dates and repayment price will be set forth in the applicable Pricing Supplement and in the applicable Note. The applicable Pricing Supplement will also indicate whether a Note is subject to an optional extension beyond its Stated Maturity or whether the term of all or any portion of a Note may be extended beyond its initial Stated Maturity Date.


Procedures for Establishing the Terms of the Notes
--------------------------------------------------

                  The Company and the  Distributors  will  discuss  from time to time the price of and the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Distributors. Once any Distributor has recorded any indication of interest in Notes upon certain terms, and communicated with the Company, if the Company plans to accept an offer to purchase Notes upon such terms, it will prepare a Pricing Supplement to the Prospectus, as then amended or supplemented, reflecting the terms of such Notes and, after approval from the Distributors, will arrange to have the Pricing Supplement filed with, or transmitted by a means reasonably calculated to result in filing with, the Securities and Exchange Commission (the "Commission")via the Commission's Edgar System pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act").* The Company will supply at least 10 copies of the
Prospectus, as then amended or supplemented, and bearing such Pricing Supplement, to the Distributor who presented the offer (the "Presenting Distributor"). No settlements with respect to Notes upon such terms may occur prior to such transmitting or filing and the Distributors will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes upon such terms. After such transmitting or filing, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.


--------------------------------------

* If clause (b)(3) of Rule 424 is applicable, such filing shall be made no later than the fifth business day following the earlier of the date of determination of the settlement information described below or the date such Pricing Supplement is first used. If clause (b)(2) or (b)(5) of Rule 424 is applicable, such filing shall be made no later than the second business day following the earlier of the date of determination of the settlement information or the date such Pricing Supplement is first used.

                  Pricing Supplements delivered to the Distributors will be sent:

                  if sent to _________________________:







                  if sent to _________________________:







                  If the Company decides to post rates and a decision has been reached to change interest rates, the Company will promptly notify each Distributor. Each Distributor will forthwith suspend solicitation of purchases. At that time, the Distributors will recommend and the Company will establish rates to be so "posted." Following establishment of posted rates and prior to the transmitting or filing described in the preceding paragraph, the Distributors may only record indications of interest in purchasing Notes at the posted rates. Once any Distributor has recorded any indication of interest in Notes at the posted rates and communicated with the Company, if the Company plans to accept an offer at the posted rate, it will prepare a Pricing Supplement reflecting such posted rate and, after approval from the Distributors, will arrange to have 10 copies of the Pricing Supplement, filed with, or transmitted by means reasonably calculated to result in filing with, the Commission via the Commission's Edgar System pursuant to Rule 424(b) under the Act and will supply at least 10 copies of the Prospectus, as then amended or supplemented, and bearing such Pricing Supplement, to the Presenting Distributor. No settlements at the posted rates may occur prior to such transmitting or filing and the Distributors will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes at the posted rates. After such transmitting or filing, sales, mailing of confirmations and settlements may resume, subject to the provisions of "Delivery of Prospectus" below.

                  Outdated Pricing Supplements, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.

Suspension of Solicitation:  Amendment or Supplement
----------------------------------------------------

                  As provided in the Distribution Agreement, the Company may instruct the Distributors to suspend solicitation of offers to purchase at any time, and upon receipt of at least one Market Day's prior notice from the Company, the Distributors will each forthwith suspend solicitation until such time as the Company has advised them that solicitation of offers to purchase may be resumed.

                  If the Distributors receive the notice from the Company contemplated by Section 3(b) or 4(b) of the Distribution Agreement, they will promptly suspend solicitation and will only resume solicitation as provided in the Distribution Agreement. If the Company is required, pursuant to Section 4(b) of the Distribution Agreement, to prepare an amendment or supplement, it will promptly furnish each Distributor with the proposed amendment or supplement; if the Company decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes, it will promptly advise each Distributor and will furnish each Distributor with the proposed amendment or supplement in accordance with the terms of the Distribution Agreement. The Company will promptly file such amendment or supplement with the Commission, provide the Distributors with copies of any such amendment or supplement, confirm to the Distributors that such amendment or supplement has been filed with the Commission and advise the Distributors that solicitation may be resumed.

                  Any such suspension shall not affect the Company's obligations under the Distribution Agreement; and in the event that at the time the Company suspends solicitation of offers to purchase there shall be any offers already accepted by the Company outstanding for settlement, the Company will have the sole responsibility for fulfilling such obligations. The Company will in addition promptly advise the Distributors and the Trustee if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.


Acceptance of Offers
--------------------

                  Each Distributor will promptly advise the Company, at its option orally or in writing, of each reasonable offer to purchase Notes received by it, other than those rejected by such Distributor. Each Distributor may, in its discretion reasonably exercised, without notice to the Company, reject any offer received by it, in whole or in part. The Company will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. If the Company accepts or rejects an offer, in whole or in part, the Company will promptly so notify the Presenting Distributor.


Confirmation
------------

                  For each accepted offer, the Presenting Distributor will issue a confirmation, in writing, to the purchaser, with a copy to the Company's Treasury Department, setting forth the

Purchase Information (as defined under II below with respect to Certificated Notes and III below with respect to Book-Entry Notes) and delivery and payment instructions; provided, however, that, in the case of the confirmation issued to the purchaser, no confirmation shall be delivered to the purchaser prior to the delivery of the Prospectus referred to below.


Determination of Settlement Date
--------------------------------

                  The receipt of immediately available funds by the Company in payment for a Note and (i) in the case of Certificated Notes, the authentication and issuance of such Note and (ii) in the case of Book-Entry Notes, entry by the Presenting Distributor of an SDFS deliver order through DTC's Participant Terminal System to credit such Note to the account of a Participant purchasing, or acting for the purchase of, such Note, shall, with respect to such Note, constitute "settlement." All offers accepted by the Company will be settled on the third Market Day next succeeding the date of acceptance, unless otherwise agreed by the purchaser and the Company. The settlement date shall be specified upon receipt of an offer to purchase. Prior to 3:00 p.m., New York City time, on the Market Day prior to the settlement date, the Company will instruct the Trustee to authenticate and deliver the Notes no later than 2:15 p.m., New York City time, on the settlement date except as to Book-entry Notes described below.


Delivery of Prospectus
----------------------

                  A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof (except as provided below) must be delivered to a purchaser prior to or together with the earlier of the delivery of (i) the written confirmation provided for above, and (ii) any Note purchased by such purchaser. (For this purpose, entry of an SDFS deliver order through DTC's Participant Terminal System to credit a Note to the account of a Participant purchasing, or acting for the purchaser of, a Note shall be deemed to constitute delivery of such Note.) The Company shall ensure that the Presenting Distributor receives copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Presenting Distributor to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the first sentence of this paragraph. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Company and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

Authenticity of Signatures
--------------------------

                  The Company will cause the Trustee to furnish the Distributors from time to time with the specimen signatures of each of the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate Notes, but no Distributor will have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note or the Global Note (as defined in Part III).

Advertising Expenses
--------------------

                  The Company will determine with the Distributors the amount of advertising that may be appropriate in offering the Notes. Advertising expenses will be paid by the Company.


Market Day
----------

                  "Market Day" means (a) with respect to any Note (unless otherwise provided in this definition), any day that is a Business Day in The City of New York, (b) with respect to LIBOR Notes only, any Business Day in New York that is also a London Market Day, (c) with respect to Foreign Currency Notes (other than Foreign Currency Notes denominated in European Currency Units ("ECUs")) only, any day that is a Business Day both in New York and in the principal financial center in the country of the Specified Currency and (d) with respect to Foreign Currency Notes denominated in ECU, any date that is a Business Day in The City of New York that is designated as an ECU settlement day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day in which payments in ECU are made.


Trustee Not to Risk Funds
-------------------------

                  Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment made to the Company, the Distributors, DTC or any Holder of a Note, it being understood by all parties that payments made by the Trustee to the Company, the Distributors, DTC or any Holder of a Note shall be made only to the extent that funds are provided to the Trustee for such purpose.


PART II:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES
----------------------------------------------------------

Form and Denominations
----------------------

                  The Certificated Notes shall be issued only in fully registered form in denominations of $1,000 and integral multiples of $1,000, or, in the case of Foreign Currency Notes, in such minimum denomination, not less than the equivalent of $1,000, and such greater denomination or denominations in excess thereof, as shall be set forth in the applicable Pricing Supplement.


Transfers and Exchanges
-----------------------

                  A Certificated  Note may be presented for transfer or exchange at the principal corporate trust office of the Trustee in The City of New York. Certificated Notes will be exchangeable for other Certificated Notes of any authorized denominations and of like tenor and in a like aggregate principal amount, upon surrender of the Certificated Notes to be exchanged at the corporate trust office of the Trustee. Certificated Notes will not be exchangeable for Book-Entry Notes.


Payment at Maturity
-------------------

                  Upon presentation of each Certificated Note at Maturity, the Trustee (or a duly authorized Paying Agent) will pay the principal amount thereof, together with any premium and accrued interest due at Maturity. Such payment will be made in immediately available funds, provided that the Certificated Note is presented in time for the Paying Agent to make payment in such funds in accordance with its normal procedures. The Company will provide the Trustee (and any Paying Agent) with funds available for immediate use for such purpose. Certificated Notes presented at Maturity will be canceled by the Trustee as provided in the Indenture. For special provisions relating to Foreign Currency Notes, see the section entitled "Special Provisions Relating to Foreign Currency Notes" in the Prospectus Supplement.


Details for Settlement
----------------------

                  For each offer for Certificated Notes accepted by the Company, the Presenting Distributor shall communicate to the Company's Treasury Department prior to 3:00 p.m., New York City time, on the Market Day preceding the settlement date, by telephone, telex, facsimile transmission or other acceptable means, the following information (the "Purchase Information"):

                  1. Exact name in which the Note or Notes are to be registered ("registered owner").

                  2. Exact address of registered owner and, if different, the address for delivery, notices and payment of principal and any premium and interest.

                  3.       Taxpayer identification number of registered owner.

                  4.       Principal   amount   of  each   Note  in   authorized
                           denominations to be delivered to registered owner.

                  5.       Stated Maturity of each Note.

                  6. In the case of Fixed Rate Notes, the interest rate of each Note, whether such Note is an Amortizing Note and, if so, the amortization schedule; in the case of Floating Rate Notes or Indexed Notes, the interest rate formula, the Spread or Spread Multiplier (if any), the maximum or minimum interest rate limitation (if any), the Calculation or Determination Agent, the Calculation Dates, the Initial Interest Rate, the Interest Payment Dates, the Regular Record Dates, the Index Maturity, the Interest Determination Dates and the Interest Reset Dates, in each case, to the extent applicable with respect to each Note.

                  7. Redemption and/or repayment provisions, if any, of each Note.

                  8.       Trade date of each Note.

                  9.       Settlement date (Issue Date) of each Note.

                  10. Presenting Distributor's commission (to be paid in the form of a discount from the proceeds remitted to the Company upon settlement).

                  11.      Price.

                  12. Currency or currency unit in which each Note is to be denominated and exchange rate applicable to purchase Foreign Currency Notes to be paid for in U.S. dollars.

                  13.      Original issue discount, if any.

                  14. Whether the Company has the option to extend the Stated Maturity of the Note and if so, the Extension Period, the Election Dates and the Final Maturity of such Note.

                  15. Whether the Note is a Renewable Note, and if it is a Renewable Note, the Initial Maturity Date and the Final Maturity Date.

                  16. In the case of an Indexed Note, any additional information relevant to determination of the amounts of principal (and premium, if any) or interest payable.

                  17.      Any additional applicable terms of each Note.

                  The Issue Date of, and the settlement date for, Certificated Notes will be the same. Before accepting any offer to purchase Certificated Notes to be settled in less than three Market Days, the Company shall verify that the Trustee will have adequate time to prepare and authenticate the Notes.

                  Immediately after receiving the details for each offer for Certificated Notes from the Presenting Distributor, the Company will, after recording the details and any necessary calculations, communicate the Purchase Information by telephone, telex, facsimile transmission or other acceptable means, to the Trustee. Each such instruction given by the Company to the Trustee shall constitute a continuing representation and warranty by the Company to the Trustee and the Distributors that (i) the issuance and delivery of such Notes have been duly and validly authorized by the Company and (ii) such Notes, when completed, authenticated and delivered, shall constitute the valid and legally binding obligation of the Company. The Trustee will assign to and enter on each Note a transaction number.

                  The Company will deliver to the Trustee a pre-printed four-ply packet for such Certificated Note, which packet will contain the following documents in forms that have been approved by the Company, the Distributors and the Trustee:

         1.       Certificated Note with customer confirmation.

         2.       Stub One - For the Trustee.

         3.       Stub Two - For the Presenting Distributor.

         4.       Stub Three - For the Company.

                  Prior to 2:00 p.m., New York City time, on the Settlement Date, the Trustee will complete such Certificated Note and will authenticate such Certificated Note and deliver it (with the confirmation) and Stubs One and Two to such Distributor, and such Distributor will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Trustee. The Trustee will send Stub Three to the Company by first-class mail.


Settlement; Note Deliveries and Cash Payment
--------------------------------------------

                  The Company will deliver to the Trustee at the commencement of the program and from time to time thereafter a supply of duly executed Certificated Notes with pre-printed control numbers adequate to implement the program. Upon the receipt of appropriate documentation and instructions from the Company in accordance with the applicable Officers' Certificate and verification thereof, the Trustee will cause the Certificated Notes to be completed and authenticated and hold the Certificated Notes for delivery against payment.

                  The Trustee will deliver the Certificated Notes (with the confirmation) and Stubs One and Two, in accordance with instructions from the Company, to the Presenting Distributor. If the Distributor is placing such Certificated Notes as agent, such delivery will be made for the benefit of the purchaser only against receipt and the Presenting Distributor will acknowledge receipt of the Notes through a broker's receipt. Such delivery will be made only against such acknowledgement of receipt and evidence that instructions have been given for payment to the Company at such account of the Company as it may specify in writing, in immediately available funds, of an amount equal to the principal amount of such Notes, less the applicable commission. If the Presenting Distributor in any instance advances its own funds, the Company shall not use any of the proceeds of such sale to acquire securities.

                  If the Distributor is placing such Certificated Notes as agent, the Presenting Distributor, as the Company's agent, will deliver the Notes (with the written confirmation provided for above) to the purchaser thereof against payment therefor by such purchaser in immediately available funds.

                  Delivery of any confirmation or Note to a purchaser thereof by a Distributor, acting as agent or principal, will be made in compliance with "Delivery of Prospectus" in Part I above.

                  Certificated Notes delivered to the Distributors will be sent:

                  If sent to _________________________









                  If sent to _________________________








Fails (Distributor Acting as Agent)
-----------------------------------

                  In the event that a purchaser shall fail to accept delivery of and make payment for a Certificated Note on the settlement date, the Presenting Distributor will notify the Trustee and the

Company, by telephone, confirmed in writing. If such Certificated Note has been delivered to the Presenting Distributor, as the Company's agent, the Presenting Distributor shall return such Note to the Trustee. If funds have been advanced for the purchase of such Note, the Trustee will, immediately upon receipt of such Note, debit the account of the Company for the amount so advanced and the Trustee shall refund the payment previously made by the Presenting Distributor in immediately available funds. Such payments will be made on the settlement date, if possible, and in any event not later than the Market Day following the settlement date. If the fail shall have occurred for any reason other than the failure of the Presenting Distributor to provide the Purchase Information to the Company or to provide a confirmation to the purchaser, the Company will reimburse the Presenting Distributor on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

                  Immediately upon receipt of the Certificated Note in respect of which the fail occurred, the Trustee will make appropriate entries in its records to reflect the fact that the Note was never issued and the Note will be canceled and disposed of as provided in the Indenture.


PART III:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES
---------------------------------------------------------

                  In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations (the "Letter") from the Company and the Trustee to DTC dated as of April 9, 1997, and a Medium-Term Note Certificate Agreement between the Trustee and DTC dated as of August 17, 1989, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").


Form, Denominations and Registration
------------------------------------

                  All Book-Entry Notes of the same tenor and having the same Issue Date, will be represented initially by a single note (a "Global Note") in fully registered form without coupons. Unless otherwise stated in the applicable Pricing Supplement, Book-Entry Notes will represent Notes denominated in U.S. dollars. Global Notes will be issued in denominations of $1,000 and integral multiples thereof. Global Notes will be denominated in principal amounts not in excess of $150,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $150,000,000 would, but not for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $150,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Note will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Notes representing such Book-Entry note or Notes shall be assigned the same CUSIP number. Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.


CUSIP Numbers
-------------

                  The Company has arranged with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), such series consisting of approximately 900 CUSIP numbers and relating to Global Notes representing Book-Entry Notes. The Company has obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers and has delivered it to the Trustee and DTC. The Trustee will assign CUSIP numbers serially to Global Notes as described below under "Details for Settlement." DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Notes. The Trustee will notify the Company at the time when fewer than 100 of the reserved CUSIP numbers remain unassigned to the Global Notes; and the Company will reserve additional CUSIP numbers for assignment to Global Notes representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.


Transfers and Exchanges for the Purpose of Consolidation
--------------------------------------------------------

                  Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

                  The Trustee may upon notice to the Company deliver to DTC and the CUSIP Service Bureau at any time a written notice (a copy of which shall be attached to the Global Note resulting from such exchange) specifying (i) the CUSIP numbers of two or more outstanding Global Notes that represent Book-Entry Notes of the same tenor and having the same Issue Date, and for which interest (if any) has been paid to the same date, (ii) a date occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date (if any) for such Notes, on which such Global Notes shall be exchanged for a single replacement Global Note and (iii) a new CUSIP number to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Global

Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.


Notice of Interest Payment Dates and Regular Record Dates
---------------------------------------------------------

                  To the extent then known, on the first Market Day of March, June, September, and December of each year, the Trustee will deliver to the Company and DTC a written list of Record Dates and Interest Payment Dates that will occur with respect to Floating Rate Book-Entry Notes during the six-month period beginning on such first Market Day.


Payments of Principal and Interest
----------------------------------

                  (a) Payments of Interest Only. Promptly after each Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. The Company will confirm with the Trustee the amount payable on each Global Note on such Interest Payment Date. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily or weekly bond reports published by Standard & Poor's Corporation. The Company will pay to the Trustee the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

                  (b) Payments at Stated Maturity. On or about the first Market Day of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Note maturing in the following month. The Company, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Note on or about the fifth Market Day preceding the Stated Maturity of such Global Note. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Note, together with interest due at such Stated Maturity. Upon surrender of a Global Note, the Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment". If any Stated Maturity of a Global Note representing Book-Entry Notes is not a Market Day, the payment due on such day shall be made on the next succeeding Market Day and no interest shall accrue on such payment for the period from and after such Stated Maturity. Promptly after payment to DTC of the principal and any interest due at the Stated Maturity of such Global Note, the Trustee will cancel such Global Note and return such Global Note to the Company in accordance with the terms of the Indenture.

                  (c) Payment upon Redemption. The Trustee will comply with the terms of the Letter with regard to redemptions or repayments of the Book-Entry Notes. In the case of Book-Entry Notes stated by their terms to be redeemable prior to Stated Maturity, [at least 60 calendar days before the date fixed for redemption] (the "Redemption Date"), the Company shall notify the Trustee of the Company's election to redeem such Book-Entry Notes in whole or in part and the principal amount of such Book-Entry Notes to be so redeemed. At least 30 calendar days but not more than 60 calendar days prior to the Redemption Date, the Trustee shall notify DTC of the Company's election to redeem such Book-Entry Notes. The Trustee shall notify the Company and DTC of the CUSIP numbers of the particular Book-Entry Notes to be redeemed either in whole or in part. The Company, the Trustee and DTC will confirm the amounts of such principal and any premium and interest payable with respect to each such Book-Entry Note on or about the fifth Market Day preceding the Redemption Date of such Book-Entry Note. The Company will pay the Trustee, in accordance with the terms of the Indenture, the amount necessary to redeem each such Book-Entry Note or the applicable portion of each such Book-Entry Note. The Trustee will pay such amount to DTC at the times and in the manner set forth herein. Promptly after payment to DTC of the amount due on the Redemption Date for such Book-Entry Note, the Trustee shall cancel any such Book-Entry Note redeemed in whole and shall deliver it to the Company with an appropriate debit advice. If a Global
Note is to be redeemed in part, the Trustee will cancel such Global Note and issue a Global Note which shall represent the remaining portion of such Global Note and shall bear the CUSIP number of the canceled Global Note.

                  (d) Manner of Payment. The total amount of any principal and interest due on Global Notes on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in immediately available funds on such date available for use as of 9:30 A.M. New York City time. The Company will make such payment on such Global Notes by wire transfer to the Trustee. The Company will confirm instructions regarding payment in writing to the Trustee. Prior to 1:00 p.m., New York City time, on each date of Maturity of a Book-Entry Note or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due at Maturity on Book-Entry Notes. On each Interest Payment Date, interest payment shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Notes are recorded in the book-entry system maintained by DTC. NEITHER THE COMPANY NOR THE TRUSTEE SHALL HAVE ANY DIRECT RESPONSIBILITY OR LIABILITY FOR THE PAYMENT BY DTC TO SUCH PARTICIPANTS OF THE PRINCIPAL OF AND ANY PREMIUM AND INTEREST ON THE BOOK-ENTRY NOTES.

                  (e) Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Details for Settlement
----------------------

                  For each offer for  Book-Entry  Notes accepted by the Company,
the  Presenting   Distributor  shall  communicate  to  the  Company's   Treasury
Department  prior to 11:00  a.m.,  New

York City time, on the first Market Day after the sale date (or on the sale date if such sale is to be settled within one Market Day), by telephone, telex, facsimile transmission or other acceptable means, the following information (the "Purchase Information"):

                  1.       Principal amount of the Notes.

                  2.       Stated Maturity of the Notes.

                  3. In the case of Fixed Rate Notes, the interest rate of the Notes and whether such Note is an Amortizing Note, and, if so, the amortization schedule; in the case of Floating Rate Notes or Indexed Notes, interest rate formula, the Spread or Spread Multiplier (if any), the maximum or minimum Interest rate limitation (if any), the Calculation or Determination Agent, the Calculation Dates, the Initial Interest Rate, the Interest Payment Dates, the Regular Record Dates, the Index Maturity, the Interest Determination Dates and the Interest Reset Dates, in each case, to the extent applicable with respect to the Notes.

                  4. Redemption and/or repayment provisions, if any, of the Notes.

                  5.       Trade date of the Notes.

                  6.       Settlement date (Issue Date) of the Notes.

                  7. Presenting Distributor's commission (to be paid in the form of a discount from the proceeds remitted to the Company upon settlement).

                  8.       Price.

                  9. Currency or currency unit in which the Notes are to be denominated and exchange rate applicable to purchase Foreign Currency Notes payable in U.S. dollars.

                  10.      Original issue discount, if any.

                  11. Whether the Company has the option to extend the Stated Maturity of the Note and if so, the Extension Period, the Election Dates and the Final Maturity of such Note.

                  12. Whether the Note is a Renewable Note, and if it is a Renewable Note, the Initial Maturity Date and the Final Maturity Date.

                  13. In the case of an Indexed Note, any additional information relevant to determination of the amounts of principal (and premium, if any) or interest payable.

                  14.      Any additional applicable terms of the Notes.

                  The Issue Date of, and the settlement date for, Book-Entry Notes will be the same. Before accepting any offer to purchase Book-Entry Notes to be settled in less than three Market Days, the Company shall verify that the Trustee will have adequate time to prepare and authenticate the Global Notes.

                  If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that the foregoing procedure is completed, the procedures described in the following two paragraphs shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 p.m., New York City time, as the case may be, on the Market Day before the settlement date.

                  Immediately after receiving the details for each offer for Book-Entry Notes from the Presenting Distributor and in any event no later than 12:00 Noon, New York City time, on the first Market Day after the sale date (or on the sale date if such sale is to be settled within one Market Day), the Company will, after recording the details and any necessary calculations, communicate the Purchase Information by telephone, telex, facsimile transmission or other acceptable means, to the Trustee. Each such instruction given by the Company to the Trustee shall constitute a continuing representation and warranty by the Company to the Trustee and the Distributors that (i) the issuance and delivery of such Note have been duly and validly authorized by the Company and
(ii) such Note, when duly issued, shall constitute the valid and legally binding obligation of the Company.

                  Immediately after receiving the Purchase Information from the Company and in any event no later than 2:00 P.M., New York City time, on the first Market Day after the sale date (or on the sale date if such sale is to be settled within one Market Day), the Trustee will assign a CUSIP number to the Global Note representing such Book-Entry Note and will telephone the Company and advise the Company of such CUSIP number and, as soon thereafter as practicable, the Company shall notify the Presenting Distributor of such CUSIP number. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing settlement information to DTC (which shall route such information to Standard & Poor's Corporation). Standard & Poor's Corporation will use the information received in the pending deposit message to include the amount of any interest payable and certain other information regarding the related Global Note in the appropriate daily or weekly bond report published by Standard & Poor's Corporation.

Settlement; Global Note Delivery and Cash Payment
-------------------------------------------------

                  The Company will deliver to the Trustee at the commencement of the program and from time to time thereafter a supply of duly executed Global Notes with pre-printed control numbers adequate to implement the program. Upon the receipt of appropriate documentation and instructions from the Company in accordance with the applicable Officers' Certificate and verification thereof, the Trustee will cause the Global Note to be completed and authenticated and hold the Global Note for delivery against payment.

                  Prior to 10:00 a.m., New York City time, on the Settlement Date, the Trustee will enter instructions through DTC's Participant Terminal System, using the function MT II, and DTC will credit such Note to the Trustee's participant account at DTC. Prior to 2:00 p.m., New York City time, on the Settlement Date, the Trustee will enter an SDFD deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the Presenting Distributor's participant account and (ii) debit the Presenting Distributor's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Distributor's commission (in accordance with SDFS operating procedures in effect on the Settlement Date). The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Note representing such Book-Entry Note has been executed, delivered and authenticated and (ii) the Trustee is holding such Global Note pursuant to the relevant Medium-Term Note Certificate Agreement between the Trustee and DTC.

                  Prior to 2:00 p.m., New York City time, on the Settlement Date unless the Presenting Distributor is the end purchaser of such Note, the
Presenting   Distributor   will  enter  an  SDFS  deliver  order  through  DTC's
Participant Terminal System instructing DTC (i) to debit such Note to such Distributor's participant account and credit such Note to the Participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Distributor for an amount equal to the price of such Note (in accordance with SDFS operating procedures in effect on the settlement date).

                  Transfers of funds are subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                  The Trustee, upon confirming receipt of such funds, will wire transfer the amount transferred to the Trustee, in funds available for immediate use, for the account of the Company, to account no. __________ at [name of bank], [location of bank] (ABA No. __________).

                  Unless the Presenting Distributor is the end purchaser of such Note, such Distributor will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

Fails
-----

                  If settlement of a Book-Entry Note is rescheduled or cancelled, the Company shall notify the Trustee, and upon receipt of such notice, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Market Day immediately preceding the scheduled settlement date.

                  If the Agent or Trustee has not entered an SDFS deliver  order with respect to a Book-Entry Note, then upon written request (which may be evidenced by telecopy transmission) of the Company, the Trustee shall deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, but no later than 2:00 p.m., New York City time, on any Market Day, a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Book-Entry Notes represented by a Global Note, the Trustee will mark such Global Note "cancelled", make appropriate entries in the Trustee's records and send such cancelled Global Note to the Company. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

                  If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Distributor may enter an SDFS deliver order through DTC's Participant Terminal System debiting such Note to such Distributor's participant account and crediting such Note [free] to the participant account of the Trustee and shall notify the Trustee and the Company thereof. Thereafter, the Trustee, (i) will immediately notify the Company, once the Trustee has confirmed that such Note has been credited to its participant account, and the Company shall immediately transfer by Fedwire (in immediately available funds) to the Presenting Distributor an amount equal to the price of such Note which was previously sent by wire transfer to the account of the Company maintained at _______________, and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. Such debits and credits will be made on the settlement date, if possible, and in any event not later than 5:00 p.m. __________ time on the following Market Day. If the fail shall have occurred for any reason other than failure of the Presenting Distributor to provide the Purchase Information to the Company or to provide a confirmation to the purchaser, the Company will reimburse the

Presenting Distributor on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

                  Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Note, the Trustee will provide for the authentication and issuance of a Global Note representing the other Book-Entry Notes to have been represented by such Global Note and will make appropriate entries in its records.
                                      C-21